EXHIBIT 99.2
                                  CERTIFICATION
                       Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with this quarterly report on Form 10-QSB of CFB Bancshares, Inc., I, Wendell S. Langley, Chief Financial Officer of CFB Bancshares, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of CFB Bancshares, Inc.



Date:  May 14, 2003                         /s/ Wendell S. Langley
                                            ------------------------------------
                                            Wendell S. Langley
                                            Chief Financial Officer